Exhibit 10.1
FORBEARANCE AGREEMENT
     This FORBEARANCE AGREEMENT, dated as of July 2, 2009 (this “Agreement”), is entered into by and among American HomePatient, Inc., a Delaware corporation, American HomePatient, Inc., a Tennessee corporation, Designated Companies, Inc., American HornePatient of New York, Inc., The National Medical Rentals, Inc., American HomePatient of Texas, L.P., AHP, L.P., AHP Home Medical Equipment Partnership of Texas, Colorado Home Medical Equipment Alliance, LLC, Northeast Pennsylvania Alliance, LLC, Northwest Washington Alliance, LLC, AHP Home Care Alliance of Tennessee, AHP Alliance of Columbia, AHP Knoxville Partnership, AHP Home Care Alliance of Gainesville, AHP Home Care Alliance of Virginia (collectively, the “Makers”), NexBank, SSB (as successor in interest to Heritage Bank, SSB, the “Agent”) and those certain entities appearing on Schedule I attached hereto (collectively, the “Forbearing Holders”).
WITNESSETH:
     WHEREAS, the Makers have executed and delivered in favor of the Agent, on behalf of the holders thereof, a Secured Promissory Note, dated as of July 1, 2003, in the principal amount of $250,000,000 (such note, as may be amended, restated, supplemented, or otherwise modified from time to time, the “Note”);
     WHEREAS, as of the date hereof, the Makers acknowledge that the Event of Default under the Note defined herein as the “Designated Event of Default” is expected to occur during the Forbearance Period (as defined below); and
     WHEREAS, the Makers have requested, subject to the terms and conditions set forth herein, that the Agent and the Forbearing Holders agree to forbear, during the Forbearance Period, from exercising the rights and remedies available to them as a direct result of the occurrence of the Designated Event of Default, and the Agent and the Forbearing Holders have agreed to such forbearance, solely during the Forbearance Period and subject to the terms and conditions set forth herein;
     NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:
     SECTION 1. Defined Terms.
     (a) As used in this Agreement, the following terms shall have the meanings set forth below:
     (i) “Company” shall mean American HomePatient, Inc., a Delaware corporation.
     (ii) “Forbearance Period” shall mean the period (i) commencing on and including August 1, 2009 and (ii) continuing through and including the date that is the earlier to occur of (x) September 1, 2009, as such date may be extended from time to time by the Agent and the Forbearing Holders and (y) the date of occurrence of a Termination Event.
     (iii) “Designated Event of Default” shall mean the Event of Default that would arise directly from the failure of the Makers to pay the outstanding principal balance of the Note on the Maturity Date (it being understood and agreed that any accrued and unpaid interest on the Maturity Date must be paid and the failure to pay such is not a Designated Event of Default}.
     (iv) “Termination Event” shall mean the occurrence of an Event of Default under the Note, other than the Designated Event of Default.
     (b) Unless otherwise defined above or elsewhere in this Agreement, capitalized terms used herein shall have the meanings assigned to such terms in the Note.
     SECTION 2. Forbearance; Termination; Reservation of Rights.
     (a) (a) Upon the term and conditions set forth m this Agreement, and so long as no Termination Event shall have occurred, the Agent and the Forbearing Holders hereby agree to forbear, solely for the duration of the Forbearance Period, from exercising the rights and remedies available to them as a direct result of the occurrence of the Designated Event of Default.
     (b) Upon the earlier to occur of (x) September 1, 2009, as such date may be extended from time to time by the Agent and the Forbearing Holders and (y) the date of occurrence of a Termination Event, the agreement of the Agent and the Forbearing Holders hereunder to forbear from exercising their respective rights and remedies during the Forbearance Period shall immediately terminate without the requirement of any demand, presentment, protest, or notice of any kind, all of which the Makers hereby unconditionally and irrevocably waive and all of which rights and remedies are fully reserved by the Agent and the Forbearing Holders. Each of the Makers agrees that any or all of the Agent or the Forbearing Holders may at any time thereafter proceed to exercise any and all of their respective rights and remedies under the Note, any other document related thereto and/or applicable law, including, without limitation, their respective rights and remedies with respect to the Designated Event of Default, none of which rights or remedies or Designated Event of Default is or shall be deemed to be waived in any respect.

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     SECTION 3. Conditions to Effectiveness. This Agreement shall become effective as of the first date {the “Agreement Effective Date”) upon which the Agent shall have received duly executed counterparts hereof that, when taken together, bear the authorized signatures of the Makers, the Agent and the Forbearing Holders. The Agent shall notify the Makers and the Forbearing Holders of the date of the Agreement Effective Date, and such notice shall be conclusive and binding.
     SECTION 4. Representations and Warranties. The Makers hereby represent and warrant to the Agent and each of the Forbearing Holders that:
     (a) This Agreement has been duly executed and delivered by each of the Makers and constitutes a legal, valid and binding obligation of each of the Makers, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
     (b) As of the Agreement Effective Date, no Event of Default under the Note has occurred and is continuing.
     (c) The Makers that are signatories to this Agreement comprise all of the original Markers (as defined in the Note) that were parties to the Note that are in existence as of the date hereof. Any original Maker (as defined in the Note) that is not a signatory to this Agreement is no longer in existence as of the date hereof and bas been merged into a Maker that is a signatory to this Agreement, and all of such original Maker’s assets and liabilities have been assumed by the Maker that is a signatory to this Agreement.
     SECTION 5. No Implied Waiver. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Agent and the Forbearing Holders under the Note or any other document related thereto, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Note or any other document related thereto, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any make to a consent to, or a waiver, amendment, modification or other change of, my of the terms, conditions, obligations, covenants or agreements contained in the Note or any other document related thereto in similar or different circumstances.
     SECTION 6. APPLICABLE LAW. THIS AGREEMENT’ SHALL BE CONSTRUED AND ENFORCEABLE IN ACCORDANCE WITH THE LAWS OF THE STATE OF TENNESSEE
     SECTION 7. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall constitute an original but all of which, when taken together, shall constitute a single instrument. Delivery of an executed counterpart of a

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signature page to this Agreement by telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
     SECTION 8. Entire Agreement. This Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter.
     SECTION 9. Section Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute part of this Agreement for any other purpose.
     SECTION 10. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each of the Makers, the Forbearing Holders, the Agent and their respective successors and assigns; provided, that no Maker shall be entitled to delegate any of its duties hereunder and shall not assign any of its rights or remedies set forth in this Agreement without the prior written consent of the Agent in its sole discretion.
     SECTION 11. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law; but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.
     SECTION 12. Tolling of Statutes of Limitations. The parties hereto agree that the running of all statutes of limitation or doctrine of laches applicable to all claims or causes of action that any Forbearing Holder or the Agent may be entitled to take or bring in order to enface its rights and remedies against any Maker shall be, to the fullest extent permitted by law, tolled and suspended during the Forbearance Period.
[Remainder of this page intentionally left blank.]

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     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective authorized officers as of the date first above written.

Maker: AMERICAN HOMEPATENT, INC., a Delaware corporation
By:	/s/ S. Clanton
	Name:	S. Clanton
Title:

AMERICAN HOMEPATENT, INC., a Tennessee corporation
By:	/s/ S. Clanton
	Name:	S. Clanton
Title:

DESIGNATED COMPANIES, INC.,
By:	/s/ S. Clanton
	Name:	S. Clanton
Title:

AMERICAN HOMEPATENT OF NEW YORK, INC.,
By:	/s/ S. Clanton
	Name:	S. Clanton
Title:

THE NATIONAL MEDICAL RENTALS, INC.,
By:	/s/ S. Clanton
	Name:	S. Clanton
Title:
Signatures Page to Forbearance Agreement

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AMERICAN HOMEPATIENT OF TEXAS, L.P., a Texas limited partnership
By:	AMERICAN HOMEPATIENT, INC., its general partner
	By:	/s/ S. Clanton
		Name:	S. Clanton
Title:

AHP, L.P., a Tennessee limited partnership
By:	AMERICAN HOMEPATIENT, INC., its general partner
	By:	/s/ S. Clanton
		Name:	S. Clanton
Title:

AHP HOME MEDICAL EQUIPMENT PARTNERSHIP OF TEXAS, a Texas general partnership
By:	AHP, INC., a general partner
	By:	/s/ S. Clanton
		Name:	S. Clanton
Title:

By:	AMERICAN HOMEPATIENT VENTURES, INC., a general partner
By:	/s/ S. Clanton
Name: S. Clanton
Title:

Signatures Page to Forbearance Agreement

COLORADO HOME MEDICAL EQUIPMENT ALLIANCE, LLC, a Colorado limited liability company
By:	AMERICAN HOMEPATIENT VENTURES, INC., its sole member
	By:	/s/ S. Clanton
		Name:	S. Clanton
Title:

NORTHEAST PENNSYLVANIA ALLIANCE, LLC, a Pennsylvania limited liability company
By:	AMERICAN HOMEPATIENT VENTURES, INC., its sole member
	By:	/s/ S. Clanton
		Name:	S. Clanton
Title:

NORTHWEST WASHINGTON ALLIANCE, LLC, a Washington limited liability company
By:	AMERICAN HOMEPATIENT VENTURES, INC., its sole member
	By:	/s/ S. Clanton
		Name:	S. Clanton
Title:

AHP HOME CARE ALLIANCE OF TENNESSEE, a Tennessee general partnership
By:	AMERICAN HOMEPATIENT, INC., its general partner
	By:	/s/ S. Clanton
		Name:	S. Clanton
Title:

By:	AMERICAN HOMEPATIENT VENTURES, INC., its general partner
	By:	/s/ S. Clanton
		Name:	S. Clanton
Title:
Signatures Page to Forbearance Agreement

AHP ALLIANCE OF COLUMBIA, a South Carolina general partnership
By:	AMERICAN HOMEPATIENT, INC., its general partner
	By:	/s/ S. Clanton
		Name:	S. Clanton
Title:

By:	AMERICAN HOMEPATIENT VENTURES, INC., its general partner
	By:	/s/ S. Clanton
		Name:	S. Clanton
Title:

AHP KNOXVILLE PARTNERSHIP, a Tennessee general partnership
By:	AMERICAN HOMEPATIENT, INC., its general partner
	By:	/s/ S. Clanton
		Name:	S. Clanton
Title:

By:	AMERICAN HOMEPATIENT VENTURES, INC., its general partner
	By:	/s/ S. Clanton
		Name:	S. Clanton
Title:
Signatures Page to Forbearance Agreement

AHP HOME CARE ALLIANCE OF GAINESVILLE, a Florida general partnership
By:	AMERICAN HOMEPATIENT, INC., its general partner
	By:	/s/ S. Clanton
		Name:	S. Clanton
Title:

By:	AMERICAN HOMEPATIENT VENTURES, INC., its general partner
	By:	/s/ S. Clanton
		Name:	S. Clanton
Title:

AHP HOME CARE ALLIANCE OF VIRGINIA, a Virginia general partnership
By:	AMERICAN HOMEPATIENT, INC., its general partner
	By:	/s/ S. Clanton
		Name:	S. Clanton
Title:

By:	AMERICAN HOMEPATIENT VENTURES, INC., its general partner
	By:	/s/ S. Clanton
		Name:	S. Clanton
Title:
Signatures Page to Forbearance Agreement

NEXBANK, SSB, as Agent
By:	/s/ Jeff Scott
	Name:	Jeff Scott
	Title:	Vice President
Signatures Page to Forbearance Agreement

ABERDEEN LOAN FUNDING, LIMITED
By:	HIGHLAND CAPITAL MANAGEMENT, L.P., as Collated Manager
By:	STRAND ADVISORS, INC., its General Partner
/s/ Jason Post
	Name:	Jason Post
	Title:	Operations Director
Signatures Page to Forbearance Agreement

BRENTWOOD CLO, LIMITED
By:	HIGHLAND CAPITAL MANAGEMENT, L.P., as Collateral Manager
By:	STRAND ADVISORS, INC., its General Partner
/s/ Jason Post
	Name:	Jason Post
	Title:	Operations Director
Signatures Page to Forbearance Agreement

EASTLAND CLO, LIMITED
By:	HIGHLAND CAPITAL MANAGEMENT, L.P., as Collated Manager
By:	STRAND ADVISORS, INC., its General Partner
/s/ Jason Post
	Name:	Jason Post
	Title:	Operations Director
Signatures Page to Forbearance Agreement

EMERALD ORCHARD LIMITED
By:	/s/ Irfan Ahmed
	Name:	Irfan Ahmed
Title:
Signatures Page to Forbearance Agreement

GENERAL ELECTRIC CAPITAL CORPORATION
By:	/s/ Daniel Wallitt
	Name:	Daniel Wallitt
	Title:	Vice President
Signatures Page to Forbearance Agreement

GLENEAGLES CLO, LIMITED
By:	HIGHLAND CAPITAL MANAGEMENT, L.P., as Collateral Manager
By:	STRAND ADVISORS, INC., its General Partner
By:	/s/ Jason Post
	Name:	Jason Post
	Title:	Operations Director
Signatures Page to Forbearance Agreement

GRAYSON CLO, LIMITED
By:	HIGHLAND CAPITAL MANAGEMENT, L.P., as Collateral Manager
By:	STRAND ADVISORS, INC., its General Partner
By:	/s/ Jason Post
	Name:	Jason Post
	Title:	Operations Director
Signatures Page to Forbearance Agreement

GREENBRIAR CLO, LIMITED
By:	HIGHLAND CAPITAL MANAGEMENT, L.P., as Collateral Manager
By:	STRAND ADVISORS, INC., its General Partner
By:	/s/ Jason Post
	Name:	Jason Post
	Title:	Operations Director
Signatures Page to Forbearance Agreement

HIGHLAND LOAN FUNDING V, LIMITED
By:	HIGHLAND CAPITAL MANAGEMENT, L.P., as Collateral Manager
By:	STRAND ADVISORS, INC., its General Partner
By:	/s/ Jason Post
	Name:	Jason Post
	Title:	Operations Director
Signatures Page to Forbearance Agreement

JASPER CLO, LIMITED
By:	HIGHLAND CAPITAL MANAGEMENT, L.P., as Collateral Manager
By:	STRAND ADVISORS, INC., its General Partner
By:	/s/ Jason Post
	Name:	Jason Post
	Title:	Operations Director
Signatures Page to Forbearance Agreement

LIBERTY CLO, LIMITED
By:	HIGHLAND CAPITAL MANAGEMENT, L.P., as Collateral Manager
By:	STRAND ADVISORS, INC., its General Partner
By:	/s/ Jason Post
	Name:	Jason Post
	Title:	Operations Director
Signatures Page to Forbearance Agreement

LOAN FUNDING IV, LLC
By:	HIGHLAND CAPITAL MANAGEMENT, L.P., as Collateral Manager
By:	STRAND ADVISORS, INC., its General Partner
By:	/s/ Jason Post
	Name:	Jason Post
	Title:	Operations Director
Signatures Page to Forbearance Agreement

LOAN FUNDING VII, LLC
By:	HIGHLAND CAPITAL MANAGEMENT, L.P., as Collateral Manager
By:	STRAND ADVISORS, INC., its General Partner
By:	/s/ Jason Post
	Name:	Jason Post
	Title:	Operations Director
Signatures Page to Forbearance Agreement

LONGHORN CREDIT FUNDING, LLC
By:	HIGHLAND CAPITAL MANAGEMENT, L.P., as Collateral Manager
By:	STRAND ADVISORS, INC., its General Partner
By:	/s/ Jason Post
	Name:	Jason Post
	Title:	Operations Director
Signatures Page to Forbearance Agreement

PAM CAPITAL FUNDING, LP
By:	HIGHLAND CAPITAL MANAGEMENT, L.P., as Collateral Manager
By:	STRAND ADVISORS, INC., its General Partner
By:	/s/ Jason Post
	Name:	Jason Post
	Title:	Operations Director
Signatures Page to Forbearance Agreement

PAMCO CAYMAN LIMITED
By:	HIGHLAND CAPITAL MANAGEMENT, L.P., as Collateral Manager
By:	STRAND ADVISORS, INC., its General Partner
By:	/s/ Jason Post
	Name:	Jason Post
	Title:	Operations Director
Signatures Page to Forbearance Agreement

RED RIVER CLO, LIMITED
By:	HIGHLAND CAPITAL MANAGEMENT, L.P., as Collateral Manager
By:	STRAND ADVISORS, INC., its General Partner
By:	/s/ Jason Post
	Name:	Jason Post
	Title:	Operations Director
Signatures Page to Forbearance Agreement

ROCKWALL CDO, LIMITED
By:	HIGHLAND CAPITAL MANAGEMENT, L.P., as Collateral Manager
By:	STRAND ADVISORS, INC., its General Partner
By:	/s/ Jason Post
	Name:	Jason Post
	Title:	Operations Director
Signatures Page to Forbearance Agreement

ROCKWALL CDO II, LIMITED
By:	HIGHLAND CAPITAL MANAGEMENT, L.P., as Collateral Manager
By:	STRAND ADVISORS, INC., its General Partner
By:	/s/ Jason Post
	Name:	Jason Post
	Title:	Operations Director
Signatures Page to Forbearance Agreement

SOUTHFORK CLO, LIMITED
By:	HIGHLAND CAPITAL MANAGEMENT, L.P., as Collateral Manager
By:	STRAND ADVISORS, INC., its General Partner
By:	/s/ Jason Post
	Name:	Jason Post
	Title:	Operations Director
Signatures Page to Forbearance Agreement

STRATFORD CLO, LIMITED
By:	HIGHLAND CAPITAL MANAGEMENT, L.P., as Collateral Manager
By:	STRAND ADVISORS, INC., its General Partner
By:	/s/ Jason Post
	Name:	Jason Post
	Title:	Operations Director
Signatures Page to Forbearance Agreement

WESTCHESTER CLO, LIMITED
By:	HIGHLAND CAPITAL MANAGEMENT, L.P., as Collateral Manager
By:	STRAND ADVISORS, INC., its General Partner
By:	/s/ Jason Post
	Name:	Jason Post
	Title:	Operations Director
Signatures Page to Forbearance Agreement

SCHEDULE I
Forbearing Holders
Aberdeen Loan Funding, Limited
Brentwood CLO, Limited
Eastland CLO, Limited
Emerald Orchard Limited
General Electric Capital Corporation
Gleneagles CLO, Limited
Grayson CLO, Limited
Greenbriar CLO, Limited
Highland Loan Funding V, Limited
Jasper CLO, Limited
Liberty CLO, Limited
Loan Funding IV, LLC
Loan Funding VII, LLC
Longhorn Credit Funding, LLC
Pam Capital Funding, LP
Pamco Cayman Limited
Red River CLO, Limited
Rockwall CDO, Limited
Rockwall CDO II, Limited
Southfork CLO, Limited
Stratford CLO, Limited
Westchester CLO, Limited